LEHMAN BROTHERS                                                                                           MORTGAGE BACKED SECURITIES

$[158,444,000] (Approximate) Structured Asset Securities Corporation SERIES 2005-GEL1 SENIOR/SUBORDINATE Certificates No Hard Cap

To 10% Call
			Est.	Payment	Initial		Legal	Expected
	Approx.		WAL(2)	Window (2)	C/E (3)	Initial	Final	Ratings
Class	Size ($) (1)	Benchmark	(yrs.)	(mos.)	(%)	Margin	Maturity	(Moody’s/ S&P/Fitch)(4)
A	[$122,794,000]	1 M Libor	1.89	1-82	[25.75%]	TBD	5/25/2044	Aaa/AAA/AAA
M1	[$13,546,000]	1 M Libor	4.98	45-82	[17.20%]	TBD	5/25/2044	Aa2/AA/AA
M2	[$8,397,000]	1 M Libor	4.73	41-82	[11.90%]	TBD	5/25/2044	A2/A/A
M3	[$6,892,000]	1 M Libor	4.64	39-82	[7.55%]	TBD	5/25/2044	Baa2/BBB/BBB
M4	[$2,614,000]	Fixed	4.61	38-82	[5.90%]	N/A	5/25/2044	Baa3/BBB-/BBB-
B (5)	[$4,201,000]	Fixed	1.66	14-27	[3.25%]	N/A	5/25/2044	Ba2/BB/BB
To Maturity
			Est.	Payment	Initial		Legal	Expected
	Approx.		WAL(2)	Window (2)	C/E (3)	Initial	Final	Ratings
Class	Size ($) (1)	Benchmark	(yrs.)	(mos.)	(%)	Margin	Maturity	(Moody’s/ S&P/Fitch)(4)
A	[$122,794,000]	1 M Libor	2.03	1-157	[25.75%]	TBD	5/25/2044	Aaa/AAA/AAA
A-IO(5)	[10,489,000]	1 M Libor				TBD		Aa2/AA/AA
M1	[$13,546,000]	1 M Libor	5.39	45-136	[17.20%]	TBD	5/25/2044	Aa2/AA/AA
M2	[$8,397,000]	1 M Libor	5.08	41-122	[11.90%]	TBD	5/25/2044	A2/A/A
M4	[112,677,000]	1 M Libor				TBD		Baa3/BBB-/BBB-
M3	[$6,892,000]	1 M Libor	4.89	39-110	[7.55%]	TBD	5/25/2044	Baa2/BBB/BBB
M4	[$2,614,000]	Fixed	4.73	38-95	[5.90%]	N/A	5/25/2044	Baa3/BBB-/BBB-
B(5)	[$4,201,000]	Fixed	1.66	14-27	[3.25%]	N/A	5/25/2044	Ba2/BB/BB
B(5)	[$4,201,000]	Fixed	1.66	14-27	[3.25%]	N/A	5/25/2044	Ba2/BB/BB
M4	$7,381,397	1 M Libor			1.45%	TBD

(1)             Subject to a permitted variance of + 5% in aggregate.

(2)              The pricing speed is 28% CPR.

(3)              Initial credit enhancement assumes overcollateralization has built to the [3.25%] target.

(4)              Rating levels are subject to final approval.

(5)              Offered privately pursuant to a private placement memorandum.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”).  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Collateral

The collateral pool is comprised of one to four family, fixed and adjustable rate Mortgage Loans secured by first and second liens on residential real estate. These Mortgage Loans were originated or acquired by the seller through a variety of sources. In general, the Mortgage Loans were originated as part of an originator’s normal course of business and were intended to be based on their standard prime, alt-A or home equity origination guidelines. These loans generally fall outside one or more parameters of their guidelines due to a variety of factors which include debt-to-income ratios, consumer credit matters, loan-to-value ratios, delinquency history, document deficiencies and loan amount exceptions.

Mortgage Insurance

Approximately 19.71% of the First Lien Mortgage Loans with over an 80% Current Loan-to-Value Ratio (“Current Combined LTV”) will be covered by a borrower paid primary mortgage insurance policy.  The providers of the insurance are Mortgage Guaranty Insurance Corporation (24.97%), United Guaranty (20.39%), PMI (14.87%), General Electric (12.11%), Triad Guaranty Insurance Company (9.58%), Radian Guaranty (9.48%) and Republic Mortgage Insurance Corporation (8.59%).

Credit Risk Manager

The Murrayhill Company (“Murrayhill”) will act as a credit risk manager on behalf of the trust.  Murrayhill’s primary function will be to monitor and advise the servicers with respect to default management and reporting for the benefit of the trust. The following summarizes some of Murrayhill’s monthly activities:

•            Monitoring of all loans that are 60 or more days delinquent to ensure all foreclosure timelines are met or forbearance plans are established.

•            Monitoring of primary mortgage insurance claim activity.

•            Review of the prepayment penalty collections by servicers.

Principal Payment Priority

Prior to the Stepdown Date, and whenever a Trigger Event is in effect, all principal will be paid to the Class A Certificates until they have been retired.  Principal will then be allocated sequentially to the Class M1, Class M2, Class M3, Class M4 and Class B Certificates (the “Subordinate Classes”).

The Stepdown Date is the later of (i) the Distribution Date upon which the Senior Enhancement Percentage (as defined herein) doubles (i.e. meets the targeted Senior Enhancement Percentage), or (ii) the 37th Distribution Date.

On or after the Stepdown Date, and as long as a Trigger Event is not in effect, principal will be first paid to the Class A Certificates, to the Target Senior Enhancement Percentage.   Principal will then be allocated sequentially to the Class M1, Class M2, Class M3, Class M4 and Class B Certificates so that the credit enhancement behind each class equals two times the respective original credit enhancement percentage for each class, as a product of the current loan balance, subject to a floor equal to 1.00% of the Cut-Off Date Balance.

Interest Payment Priority

The interest rates for Class A, Class M1, Class M2 and the Class M3 Certificates (“the LIBOR Certificates”), will be equal to the lesser of (i) one-month LIBOR, plus their respective margins and (ii) the Net Funds Cap (as defined herein).  Interest for any Class A, Class M1, Class M2 and Class M3 Certificates will be calculated on an actual/360 basis.  The interest rates for the Class M4 and Class B Certificates will be the lesser of (i) a fixed coupon and (ii) the Net Funds Cap.  Interest for the Class M4 and Class B Certificates will be calculated on a 30/360 basis.  The LIBOR Certificates, together with the Class M4 and Class B Certificates will be the “Offered Certificates”.

The “Accrual Period” for the Class A, Class M1, Class M2 and Class M3 Certificates, for each Distribution Date, other than the first Distribution Date, will be the one-month period beginning on the immediately preceding Distribution Date, and ending on the day immediately preceding the related Distribution Date.  The Accrual Period for the first Distribution Date for the Class A, Class M1, Class M2 and Class M3 Certificates will be the period beginning on January 1, 2005 and ending on the day immediately preceding the first Distribution Date.  The Accrual Period for the Class M4 and Class B Certificates will be the calendar month preceding the related Distribution Date.

Interest received or advanced on each Distribution Date will be allocated according to priorities 1 through 10.  Releases of overcollateralization, if any, on any Distribution Date, will be allocated according to priorities 7 through 10:

(1)      To pay the Servicing Fee and the Trustee Fee;

(2)      To pay Current Interest and Carryforward Interest to the Class A Certificates;

(3)      To pay Current Interest and Carryforward Interest to Class M1, Class M2, Class M3, Class M4 and Class B Certificates sequentially, in that order;

(4)      To pay the Credit Risk Manager Fee;

(5)      To pay to the Trustee, previously unreimbursed extraordinary costs, liabilities and expenses, to the extent provided in the Trust Agreement;

(6)      Any interest remaining after the application of (1) through (5) above, on any Distribution Date, following the third Distribution Date, will be deemed excess interest for such Distribution Date and will be distributed as principal, according to the principal distribution rule in effect for such Distribution Date, to maintain the Overcollateralization Target;

(7)      To pay, after giving effect to distributions already made for such Distribution Date, to the Offered Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts;

(8)      To pay as principal to the Class B Certificates until reduced to zero;

(9)      To pay sequentially to Class A, Class M1, Class M2, Class M3, Class M4 and Class B Certificates any Deferred Amounts;

(10)    To pay remaining amounts to the Class X Certificates.

Carryforward Interest

“Carryforward Interest” for each Class of Offered Certificates for any Distribution Date will be the sum of (1) the amount, if any, by which (x) the sum of (A) Current Interest for such Class for the immediately preceding Distribution Date and (B) any unpaid Carryforward Interest from previous Distribution Dates exceeds (y) the amount distributed in respect of interest on such Class on such immediately preceding Distribution Date, and (2) interest on such amount for the related Accrual Period at the applicable Interest Rate.

“Current Interest” for any Class of Offered Certificates for any Distribution Date will be the aggregate amount of interest accrued at the applicable interest rate during the related Accrual Period on the class principal amount of that Class.

Interest Rate Cap

An Interest Rate Cap Agreement will be purchased by the Trust to (i) protect against interest rate risk from upward movement in one-month LIBOR and (ii) diminish basis risk associated with the hybrid adjustable-rate mortgage loans and the fixed-rate mortgage loans.  Proceeds from the cap agreement will not be applied to cover losses on the Mortgage Loans. The forty-eight month Interest Rate Cap Agreement will have a strike rate of 5.25% and a ceiling of 8.25% from the Distribution Date in February 2005 until the Distribution Date in October 2006, and then have a strike rate of 6.25% and a ceiling of 9.75% until it terminates.  In the event one-month LIBOR rises above the strike rate, it will contribute cash subject to the ceiling.

The Notional Balance of the cap will amortize according to its schedule below.

On each Distribution Date, the cap provider will make payments equal to the product of (a) the minimum of (i) the Notional Balance for that month and (ii) the aggregate balance of the Offered Certificates, (b) the minimum of (x) the excess, if any, of one-month LIBOR for such determination date over the strike rate and (y) 3.00% until the Distribution Date in October 2006 and 3.50% for Distribution Dates occurring after October 2006 until the cap terminates and (c) the actual number of days in the corresponding accrual period for the transaction divided by 360.

Month	Notional Balance ($)	Month	Notional Balance ($)	Month	Notional Balance ($)	Month	Notional Balance ($)
1	155,367,434.37	13	122,720,091.25	25	43,836,513.02	37	34,348,035.94
2	152,349,293.38	14	120,325,376.44	26	42,957,694.05	38	33,653,771.28
3	149,388,747.98	15	117,976,440.38	27	42,095,934.03	39	32,973,046.25
4	146,484,647.42	16	115,672,416.35	28	41,250,908.06	40	32,305,602.24
5	143,635,928.18	17	113,412,451.81	29	40,422,297.34	41	31,651,185.55
6	140,841,609.89	18	111,202,148.29	30	39,609,789.10	42	31,009,547.21
7	138,100,602.65	19	109,034,035.82	31	38,813,076.43	43	30,380,442.98
8	135,411,901.54	20	106,907,319.09	32	38,031,858.21	44	29,763,633.23
9	132,774,520.48	21	104,821,217.67	33	37,265,839.00	45	29,158,882.83
10	130,187,749.21	22	46,578,666.92	34	36,514,728.92	46	28,565,961.11
11	127,650,372.06	23	45,646,658.73	35	35,778,243.54	47	27,984,641.75
12	125,161,457.45	24	44,732,722.09	36	35,056,103.82	48	27,414,702.68

Net Funds Cap

The “Net Funds Cap” for the Offered Certificates for each Distribution Date will be the annual rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the Optimal Interest Remittance Amount (as defined below) for such date and (2) 12, and the denominator of which is the aggregate loan balance for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the Accrual Period; provided that with respect to the Class M4 and Class B Certificates clause (b) above will be equal to 1.

The “Optimal Interest Remittance Amount” with respect to each Distribution Date will be equal to the product of (A) (x) the weighted average of the Net Mortgage Rates (as defined below) of the Mortgage Loans, as of the first day of the related collection period divided by (y) 12 and (B) the aggregate loan balance for the immediately preceding Distribution Date.

The “Net Mortgage Rate” with respect to any Mortgage Loan will be the Mortgage Rate thereof reduced by the sum of the Servicing Fee Rate and the Trustee Fee Rate.

Basis Risk Shortfall

With respect to each Distribution Date, to the extent that (a) the amount of interest payable to a Class, as calculated without regard to the Net Funds Cap, exceeds (b) the amount calculated under the Net Funds Cap (such excess, a “Basis Risk Shortfall”), that Class will be entitled to the amount of such Basis Risk Shortfall or Unpaid Basis Risk Shortfall, plus interest thereon at the applicable Interest Rate, before the Class X and Class R Certificates are entitled to any distributions.  The “Unpaid Basis Risk Shortfall “ for any Class of Certificates on any Distribution Date will be the aggregate of all Basis Risk Shortfalls for such Class for all previous Distribution Dates, together with interest thereon at the applicable Interest Rate, less all payments made with respect to such Class in respect of such Basis Risk Shortfalls on or prior to such Distribution Date.

Losses

Losses are allocated in the following order: excess spread, overcollateralization, the Class B Certificates, the Class M4 Certificates, the Class M3 Certificates, the Class M2 Certificates and the Class M1 Certificates.  The allocation of losses to a class will result in a writedown of its principal amount and is referred to as an “Applied Loss Amount”. The balance of the Class A Certificates will not be reduced by allocation of Applied Loss Amounts.

Deferred Amount

With respect to each Distribution Date, the “Deferred Amount “ for each Class of Subordinate Certificates will be equal to the amount by which (x) the aggregate of Applied Loss Amounts previously applied in reduction of the class principal amount thereof exceeds (y) the aggregate of amounts previously distributed in reimbursement thereof.

10% Optional Redemption

The transaction can be called by the Master Servicer, Aurora Loan Services (an affiliate of Lehman Brothers), on any Distribution Date following the month in which the loan principal balance is reduced to less than 10% of the Cut-off Date loan principal balance.  If the optional redemption is not exercised, beginning with the following Distribution Date, the margin on the Class A Certificates will double and the margins on the Class M1, Class M2 and Class M3 Certificates will increase to 1.5 times their initial margin and the coupons on the Class M4 and Class B Certificates will increase by 50 basis points.

Origination and Servicing

The Mortgage Loans were originated by BNC (17.91%), Option One Mortgage Corporation (13.95%), SIB Mortgage (12.50%), Mercantile Bank of Indiana (10.99%), Wells Fargo Home Mortgage (10.89%), with the remaining 33.77% of the Mortgage Loans originated by other originators. The Mortgage Loans will be serviced by Wells Fargo Federal Bank NA (56.18%), Aurora Loan Services LLC (30.74%), and Ocwen Federal Bank, FSB (6.85%) and 6.23% of the loans will be serviced by other servicers.

Credit Enhancement

Subordination

The Class A Certificates will have limited protection by means of the subordination of the Subordinate Classes.  The Class A Certificates will have the preferential right to receive interest due to them and principal available for distribution over Classes having a lower priority of distribution.  The Class M1 Certificates will be senior in right of priority to the Class M2, Class M3, Class M4 and Class B Certificates.  The Class M2 Certificates will be senior in right of priority to the Class M3, Class M4 and Class B Certificates.  The Class M3 Certificates will be senior in right of priority to the Class M4 and Class B Certificates.  The Class M4 Certificates will be senior in right of priority to the Class B Certificates.  If on any Distribution Date after giving effect to all realized losses and distributions of principal on such Distribution Date, the class principal amount exceeds the aggregate loan balance, the Subordinate Classes will be reduced by the Applied Loss Amount in inverse order of priority of distribution until the Class B, Class M4, Class M3, Class M2 and Class M1 Certificates have been reduced to zero.

Overcollateralization

Excess interest will be used to pay down principal on the Offered Certificates until the aggregate loan balance exceeds the aggregate certificate balance by an amount equal to the OC Target.  Excess spread will be used to maintain the OC Target.

The “OC Target” with respect to any Distribution Date prior to the Stepdown Date is equal to the sum of (x) approximately [3.25%] of the Cut-off Date Balance and (y) the cumulative amount previously paid to the Class B Certificate under part (8) of the Interest Payment Priority (the “Class B Accelerated Amount”).  On or after the Stepdown Date or on any Distribution Date for which a Trigger Event is not in effect, the OC Target is equal to the sum of (x) the greater of (1) [1.00%] of the Cut-Off Date Balance and (2) the lesser of (i) [3.25%] of the Cut-Off Date Balance and (ii) [6.50%] of the current Collateral Balance and (y) the Class B Accelerated Amount.  For any Distribution Date on or after the Stepdown Date, and for which a Trigger Event is in effect, the OC Target will be equal to the OC Target for the immediately preceding Distribution Date.

Trigger Event

A “Trigger Event” will have occurred with respect to any Distribution Date if the Rolling Three Month Delinquency Rate as of the last day of the immediately preceding month equals or exceeds [35.00% ]of the Senior Enhancement Percentage for that Distribution Date, or if the Cumulative Realized Losses exceed certain levels set by the rating agencies.

Payment Date	Loss Percentage
February 2008 through January 2009	[3.50% for the first month, plus an additional 1/12th of 1.50% for each month thereafter]
February 2009 through January 2010	[5.00% for the first month, plus an additional 1/12th of 1.00% for each month thereafter]
February 2010 through January 2011	[6.00% for the first month, plus an additional 1/12th of 0.25% for each month thereafter]
February 2011 thereafter	[6.25%]

The “Rolling Three Month Delinquency Rate” with respect to any Distribution Date will be the average of the Delinquency Rates for each of the three (or one and two, in the case of the first and second Distribution Dates) immediately preceding months.

The “Delinquency Rate” for any month will be the fraction, expressed as a percentage, the numerator of which is the aggregate outstanding principal balance of all Mortgage Loans 60 or more days delinquent (including all foreclosures and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the aggregate loan balance as of the close of business on the last day of such month.

“Cumulative Realized Losses” with respect to any Distribution Date will be equal to the fraction, expressed as a percentage, obtained by dividing (x) the aggregate amount of Realized Losses incurred on the Mortgage Loans from the Cut-off Date through the last day of the related Collection Period by (y) the Cut-off Date Balance.

The “Senior Enhancement Percentage” for any Distribution Date will be the fraction, expressed as a percentage, the numerator of which is the sum of the total class principal amount of the Subordinate Classes and the Overcollateralization Amount (which, for purposes of this definition only, will not be less than zero), and the denominator of which is the aggregate loan balance, after giving effect to distributions on that Distribution Date.

A	Class M1, Class M2, Class M3, Class M4 and Class B are subordinate classes subject to a lock-out period of 36 months with respect to principal payments
Aaa/AAA/AAA Libor Floater

M1
Aa2/AA/AA Libor Floater

M2
A2/A/A Libor Floater

M3
Baa2/BBB/BBB Libor Floater

M4
Baa3/BBB-/BBB- Fixed

B
Ba2/BB/BB Fixed

Summary of Terms
Issuer: Depositor:	The Series 2005-GEL1 Trust Structured Asset Securities Corporation
Trustee:	U.S. Bank National Association
Master Servicer:	Aurora Loan Services LLC
Credit Risk Manager:	The Murrayhill Company
Underwriter:	Lehman Brothers Inc.
Distribution Date:	25th of each month, or the next succeeding Business Day Actual First Payment Date: February 25, 2005
Cut-Off Date:	January 1, 2005
Statistical Cut-Off Date:	November 30, 2004 or December 9, 2004
Expected Pricing Date:	January [21], 2005
Expected Closing Date:	January [28], 2005
Delay Days:	0 day delay – Class A, Class M1, Class M2 and Class M3 24 day delay – Class M4 and Class B
Dated Date:	January 1, 2005 – All Classes of Certificates
Day Count:	Actual/360 - Class A, Class M1, Class M2 and Class M3 30/360 - Class M4 and Class B
Collection Period:	2nd day of prior month through 1st day of month of such distribution
Servicing Fee:	0.50% of the principal balance annually
Trustee Fee: Credit Risk Manager Fee:	0.0150% of the principal balance annually 0.0150% of the principal balance annually

Summary of Terms (continued)
Clearing/Registration:	Book-entry through DTC, Euroclear, and Cedel
Denomination:	Minimum $25,000; increments $1 in excess thereof for Classes A, M1, M2, M3 and M4. Minimum $250,000; increments $1 in excess thereof for Class B.
SMMEA Eligibility: ERISA Eligibility:	None of the Classes are expected to be SMMEA eligible. The Class A Certificates are expected to be ERISA eligible.
Tax Status:	REMIC for Federal income tax purposes

Sensitivity Analysis – To 10% Call

Prepayment Assumption (1)	50%	75%	100%	125%	150%

Class A
Avg. Life (yrs)	4.00	2.71	1.89	1.22	0.97
Window (mos)	1-159	1-110	1-82	1-64	1-30
Expected Final Mat.	4/2018	3/2014	11/2011	5/2010	7/2007

Class M1
Avg. Life (yrs)	8.79	5.99	4.98	5.16	3.01
Window (mos)	51-159	38-110	45-82	54-64	30-51
Expected Final Mat.	4/2018	3/2014	11/2011	5/2010	4/2009

Class M2
Avg. Life (yrs)	8.79	5.98	4.73	4.40	4.24
Window (mos)	51-159	37-110	41-82	45-64	51-51
Expected Final Mat.	4/2018	3/2014	11/2011	5/2010	4/2009

Class M3
Avg. Life (yrs)	8.79	5.98	4.64	4.08	4.02
Window (mos)	51-159	37-110	39-82	41-64	44-51
Expected Final Mat.	4/2018	3/2014	11/2011	5/2010	4/2009

Class M4
Avg. Life (yrs)	8.79	5.98	4.61	3.96	3.73
Window (mos)	51-159	37-110	38-82	40-64	42-51
Expected Final Mat.	4/2018	3/2014	11/2011	5/2010	4/2009

Class B
Avg. Life (yrs)	1.44	1.54	1.66	1.86	2.18
Window (mos)	12-22	13-24	14-27	15-31	16-37
Expected Final Mat.	11/2006	1/2007	4/2007	8/2007	2/2008

(1) 100% of the Prepayment Assumption is equal to the pricing assumption as defined on page one.

Sensitivity Analysis – To Maturity

Prepayment Assumption (1)	50%	75%	100%	125%	150%

Class A
Avg. Life (yrs)	4.24	2.90	2.03	1.25	0.97
Window (mos)	1-273	1-206	1-157	1-123	1-30
Expected Final Mat.	10/2027	3/2022	2/2018	4/2015	7/2007

Class M1
Avg. Life (yrs)	9.48	6.54	5.39	6.17	3.55
Window (mos)	51-246	38-179	45-136	54-110	30-99
Expected Final Mat.	7/2025	12/2019	5/2016	3/2014	4/2013

Class M2
Avg. Life (yrs)	9.39	6.45	5.08	4.66	5.30
Window (mos)	51-227	37-163	41-122	45-95	52-79
Expected Final Mat.	12/2023	8/2018	3/2015	12/2012	8/2011

Class M3
Avg. Life (yrs)	9.23	6.32	4.89	4.27	4.18
Window (mos)	51-207	37-148	39-110	41-86	44-68
Expected Final Mat.	4/2022	5/2017	3/2014	3/2012	9/2010

Class M4
Avg. Life (yrs)	9.02	6.16	4.73	4.05	3.80
Window (mos)	51-181	37-128	38-95	40-74	42-59
Expected Final Mat.	2/2020	9/2015	12/2012	3/2011	12/2009

Class B
Avg. Life (yrs)	1.44	1.54	1.66	1.86	2.18
Window (mos)	12-22	13-24	14-27	15-31	16-37
Expected Final Mat.	11/2006	1/2007	4/2007	8/2007	2/2008

(1) 100% of the Prepayment Assumption is equal to the pricing assumption as defined on page one.

Available Funds Cap Schedule (1) (2)

Period	Funds Cap (%)	Period	Funds Cap (%)
1	N/A	31	10.59128%
2	10.30064%	32	10.60906%
3	9.62669%	33	10.91800%
4	9.85357%	34	10.64983%
5	9.63230%	35	10.96097%
6	9.86080%	36	11.12005%
7	9.63926%	37	11.13884%
8	9.63905%	38	12.01065%
9	9.86497%	39	11.39720%
10	9.65811%	40	11.72465%
11	9.87985%	41	11.43540%
12	9.66287%	42	12.09304%
13	9.66261%	43	11.79356%
14	10.37639%	44	11.81340%
15	9.66864%	45	12.16052%
16	9.90155%	46	11.86101%
17	9.67851%	47	12.25391%
18	10.92719%	48	12.00017%
19	10.67147%	49	9.71204%
20	10.67154%	50	10.76952%
21	10.92854%	51	9.73284%
22	9.55300%	52	10.06012%
23	9.83259%	53	9.77063%
24	9.97483%	54	10.14776%
25	9.99142%	55	9.82283%
26	10.88246%	56	9.82527%
27	10.03586%	57	10.15787%
28	10.32246%	58	9.83267%
29	10.06993%	59	10.16557%
30	10.85954%	60	9.87392%

(1)    Based on 1 month LIBOR, 6 month LIBOR, 1 year LIBOR, Prime, 1 year CMT and 3 year CMT of 20% for each period.

(2)    Assumes 100% of the Prepayment Assumption as defined on Page 1.

Breakeven CDR Table

The table below displays the Constant Default Rate (“CDR”) and the related cumulative collateral loss wherein the Class will first incur a writedown.  Calculations are run to maturity at the forward one-month LIBOR, six-month LIBOR, one-year LIBOR, Prime, one-year CMT and three-year CMT curves.  Other assumptions incorporated include: (1) 100% of the Prepayment Assumption, (2) 40% loss severity, (3) 6 month lag from default to loss, (4) principal and interest advanced during the 6 month lag and (5) triggers fail (i.e., no stepdown).

Class	CDR Break-Even (%)	Cumulative Loss (%)
M1	26.49%	18.976%
M2	17.11%	14.232%
M3	11.10%	10.301%
M4	9.44%	9.050%
B	6.95%	7.011%

SASCO 2005-GEL1 Collateral Summary
Total Number of Loans	1,296	Primary Mortgage Insurance Coverage
Total Outstanding Loan Balance	$158,444,210.83	Yes	10.05%
Average Loan Principal Balance	$122,256.34	No	89.95%
Fixed Rate	45.72%
Adjustable Rate	54.28%	Primary Mortgage Insurance Coverage
Prepayment Penalty	40.59%	(First Lien Loans with Current CLTV > 80%)
Weighted Average Coupon	7.36%	Yes	19.71%
Weighted Average Margin	5.66%	No	80.29%
Weighted Average Initial Periodic Cap	2.94%
Weighted Average Periodic Cap	1.19%	Prepayment Penalty
Weighted Average Maximum Rate	13.44%	None	59.41%
Weighted Average Floor	6.51%	0.001-1.000	4.32%
Weighted Average Original Term (mo.)	330.92	1.001-2.000	26.54%
Weighted Average Remaining Term (mo.)*	315.56	2.001-3.000	9.11%
Weighted Average Loan Age (mo.)*	15.36	4.001-5.000	0.62%
Weighted Average Current LTV	83.72%
Non-Zero Weighted Average FICO	631	Geographic Distribution
Non-Zero Weighted Average DTI	40.48%	(Other states account individually for less than
% IO Loans	7.63%	3% of the Cut-off Date principal balance)
		CA	20.52%
Lien Position		IL	9.04%
First	92.34%	NJ	7.51%
Second	7.66%	IN	6.54%
		FL	6.38%
Delinquency Status		NY	5.52%
0 -29 days	94.89%	TX	4.11%
30-59	5.11%	GA	3.87%
		OH	3.44%
Product Type
2 yr Hybrid ARMs	38.74%	Occupancy Status
3 yr Hybrid ARMs	5.85%	Primary Home	90.60%
5 yr Hybrid ARMs	6.43%	Investment	8.33%
6 mo LIBOR ARMs	0.88%	Second Home	1.07%
Balloon	2.49%
Fixed	43.23%
Other ARMs	2.38%

*Calculated using the Cut-Off Date; all other collateral information is as of the Statistical Cut-Off Dates.

Collateral Characteristics
Collateral characteristics are listed below as of the Cut-off Date
Scheduled Principal Balances
($)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
0.01 - 50,000.00	431	$12,154,372.09	7.67%
50,000.01 - 100,000.00	311	22,877,070.06	14.44
100,000.01 - 150,000.00	220	27,289,691.82	17.22
150,000.01 - 200,000.00	106	18,277,396.05	11.54
200,000.01 - 250,000.00	74	16,332,547.39	10.31
250,000.01 - 300,000.00	41	11,322,791.24	7.15
300,000.01 - 350,000.00	34	10,935,656.06	6.90
350,000.01 - 400,000.00	18	6,905,998.35	4.36
400,000.01 - 450,000.00	10	4,272,994.30	2.70
450,000.01 - 500,000.00	20	9,542,636.91	6.02
500,000.01 - 550,000.00	9	4,765,203.43	3.01
550,000.01 - 600,000.00	11	6,478,392.94	4.09
600,000.01 - 650,000.00	7	4,361,427.71	2.75
650,000.01 - 700,000.00	2	1,361,219.37	0.86
750,000.01 - 800,000.00	2	1,566,813.11	0.99
Total:	1,296	$158,444,210.83	100.00%

Minimum: 5,600.22

Maximum: 796,584.15

Average: 122,256.34

Collateral Characteristics (continued)
Collateral characteristics are listed below as of the Cut-off Date
Mortgage Rates
(%)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
2.501 - 3.000	1	$207,213.38	0.13%
3.001 - 3.500	17	540,782.40	0.34
3.501 - 4.000	37	1,214,412.54	0.77
4.001 - 4.500	21	3,968,368.94	2.50
4.501 - 5.000	35	5,603,733.64	3.54
5.001 - 5.500	46	7,795,968.01	4.92
5.501 - 6.000	60	9,735,217.54	6.14
6.001 - 6.500	87	16,697,948.01	10.54
6.501 - 7.000	121	25,271,287.75	15.95
7.001 - 7.500	122	21,105,933.02	13.32
7.501 - 8.000	148	20,961,364.07	13.23
8.001 - 8.500	99	12,223,640.98	7.71
8.501 - 9.000	124	11,191,473.65	7.06
9.001 - 9.500	102	6,412,665.72	4.05
9.501 - 10.000	99	7,227,576.23	4.56
10.001 - 10.500	40	2,550,006.92	1.61
10.501 - 11.000	59	3,068,747.81	1.94
11.001 - 11.500	44	1,271,592.01	0.80
11.501 - 12.000	15	763,596.74	0.48
12.001 - 12.500	5	277,435.03	0.18
12.501 - 13.000	11	251,214.47	0.16
13.001 - 13.500	2	70,031.78	0.04
14.001 - 14.500	1	34,000.19	0.02
Total:	1,296	$158,444,210.83	100.00%

Minimum: 3.000

Maximum: 14.250

Weighted Average: 7.359

Collateral Characteristics (continued)
Collateral characteristics are listed below as of the Cut-off Date
Original Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
<= 170	33	$1,968,363.00	1.24%
171 - 180	343	19,576,143.25	12.36
181 - 240	121	4,750,189.61	3.00
241 - 300	11	321,425.05	0.20
301 - 360	782	131,455,216.83	82.97
361 >=	6	372,873.09	0.24
Total:	1,296	$158,444,210.83	100.00%
Minimum: 45 Maximum: 527 Weighted Average: 331
Remaining Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
<= 170	349	$19,195,703.58	12.12%
171 - 180	41	2,784,048.45	1.76
181 - 240	126	4,750,018.94	3.00
241 - 300	41	3,604,863.32	2.28
301 - 360	738	128,001,607.26	80.79
361 >=	1	107,969.28	0.07
Total:	1,296	$158,444,210.83	100.00%
Minimum: 12 Maximum: 471 Weighted Average: 316

Collateral Characteristics (continued)
Collateral characteristics are listed below as of the Cut-off Date
Current Combined Loan-to-Value Ratio
(%)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
0.001 - 10.000	6	$240,929.27	0.15%
10.001 - 20.000	8	196,482.71	0.12
20.001 - 30.000	11	353,132.21	0.22
30.001 - 40.000	14	1,201,607.97	0.76
40.001 - 50.000	30	4,133,350.44	2.61
50.001 - 60.000	39	6,004,951.15	3.79
60.001 - 70.000	98	15,793,314.51	9.97
70.001 - 80.000	239	41,836,415.22	26.40
80.001 - 90.000	272	33,124,800.32	20.91
90.001 - 100.000	509	43,719,834.76	27.59
100.001 - 110.000	42	6,807,068.59	4.30
110.001 - 120.000	19	2,823,773.07	1.78
120.001 - 125.000	9	2,208,550.61	1.39
Total:	1,296	$158,444,210.83	100.00%
Minimum: 2.52 Maximum: 124.71 Weighted Average: 83.72

Collateral Characteristics (continued)
Collateral characteristics are listed below as of the Cut-off Date
FICO Score
	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
Unknown	8	$1,281,166.21	0.81%
<= 499	59	5,281,867.19	3.33
500 - 519	71	7,339,813.66	4.63
520 - 539	79	8,365,810.46	5.28
540 - 559	91	13,504,263.76	8.52
560 - 579	73	8,483,698.79	5.35
580 - 599	91	11,007,708.18	6.95
600 - 619	83	11,909,840.11	7.52
620 - 639	122	16,012,782.83	10.11
640 - 659	105	14,768,261.06	9.32
660 - 679	118	16,173,210.09	10.21
680 - 699	90	12,994,369.28	8.20
700 - 719	87	9,879,995.62	6.24
720 - 739	69	8,056,461.11	5.08
740 - 759	74	6,943,255.40	4.38
760 - 779	53	5,170,844.90	3.26
780 - 799	18	952,030.55	0.60
800 >=	5	318,831.63	0.20
Total:	1,296	$158,444,210.83	100.00%

Non-zero Minimum: 436

Maximum: 811

Non-Zero Weighted Average: 631

Collateral Characteristics (continued)
Collateral characteristics are listed below as of the Cut-off Date
Loan Purpose
	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
Purchase	605	$72,087,339.11	45.50%
Cash Out Refinance	466	56,029,758.46	35.36
Rate/Term Refinance	196	25,287,720.09	15.96
Debt Consolidation	12	2,925,482.32	1.85
Construction Permanent	14	1,815,332.36	1.15
Home Improvement	3	298,578.49	0.19
Total:	1,296	$158,444,210.83	100.00%

Property Type
	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
Single Family	1,082	$128,907,501.80	81.36%
PUD	72	9,921,360.70	6.26
Condo	80	9,396,103.64	5.93
2-4 Family	32	7,990,362.50	5.04
Manufactured Housing	30	2,228,882.19	1.41
Total:	1,296	$158,444,210.83	100.00%

Collateral Characteristics (continued)
Collateral characteristics are listed below as of the Cut-off Date
States – Top 30
	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
Southern California	94	$19,318,475.78	12.19%
Illinois	133	14,326,063.35	9.04
Northern California	43	13,195,420.41	8.33
New Jersey	76	11,903,563.35	7.51
Indiana	180	10,370,130.91	6.54
Florida	79	10,104,548.30	6.38
New York	41	8,753,967.23	5.52
Texas	63	6,516,318.25	4.11
Georgia	57	6,138,326.10	3.87
Ohio	64	5,453,652.03	3.44
Michigan	51	4,403,023.98	2.78
Washington	21	3,989,475.02	2.52
Arizona	35	3,841,923.42	2.42
North Carolina	37	3,422,791.91	2.16
Colorado	17	3,206,307.11	2.02
Minnesota	23	3,031,975.43	1.91
Massachusetts	14	3,028,310.30	1.91
Tennessee	19	2,779,992.02	1.75
Pennsylvania	24	2,738,978.69	1.73
Virginia	27	2,514,973.57	1.59
South Carolina	12	1,752,248.53	1.11
Nevada	10	1,607,797.20	1.01
Connecticut	10	1,552,950.93	0.98
Hawaii	6	1,504,727.42	0.95
Maryland	6	1,432,202.76	0.90
Wisconsin	18	1,404,537.96	0.89
Oregon	7	1,126,908.16	0.71
Kentucky	27	1,092,168.40	0.69
Louisiana	9	1,089,438.41	0.69
Missouri	11	952,973.02	0.60
Other	82	5,890,040.88	3.72
Total:	1,296	$158,444,210.83	100.00%

Collateral Characteristics (continued)
Collateral characteristics are listed below as of the Cut-off Date
Documentation Type
	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
Full	1,013	$105,445,537.08	66.55%
Stated	207	39,288,936.43	24.80
No Documentation	36	5,974,587.63	3.77
Limited	25	5,306,770.94	3.35
No Ratio	15	2,428,378.75	1.53
Total:	1,296	$158,444,210.83	100.00%

Collateral Characteristics (continued)
Collateral characteristics are listed below as of the Cut-off Date
Gross Margin
(%)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
<= 1.000	1	$72,104.10	0.08%
2.001 - 2.500	18	4,317,483.12	5.02
2.501 - 3.000	53	10,237,752.11	11.90
3.001 - 3.500	2	580,103.10	0.67
3.501 - 4.000	11	2,312,711.33	2.69
4.001 - 4.500	7	1,262,169.95	1.47
4.501 - 5.000	30	5,438,488.98	6.32
5.001 - 5.500	27	7,574,196.71	8.81
5.501 - 6.000	49	11,094,237.52	12.90
6.001 - 6.500	68	15,855,959.40	18.44
6.501 - 7.000	77	16,880,936.04	19.63
7.001 - 7.500	25	3,492,411.06	4.06
7.501 - 8.000	23	2,260,244.20	2.63
8.001 - 8.500	15	1,789,942.51	2.08
8.501 - 9.000	11	1,213,998.11	1.41
9.001 - 9.500	3	372,886.67	0.43
9.501 - 10.000	7	1,153,531.69	1.34
10.001 >=	2	93,381.87	0.11
Total:	429	$86,002,538.47	100.00%

Minimum: 0.000

Maximum: 10.345

Weighted Average: 5.659

Collateral Characteristics (continued)
Collateral characteristics are listed below as of the Cut-off Date

Initial Periodic Rate Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
1.000	6	$1,791,110.97	2.08%
1.500	5	623,372.79	0.72
2.000	101	27,820,745.08	32.35
3.000	255	42,779,561.24	49.74
5.000	58	12,119,128.50	14.09
6.000	3	758,204.76	0.88
7.000	1	110,415.13	0.13
Total:	429	$86,002,538.47	100.00%

Minimum: 1.000

Maximum: 7.000

Weighted Average: 2.937

Periodic Rate Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
1.000	350	$69,798,026.58	81.16%
1.500	3	487,751.60	0.57
2.000	76	15,716,760.29	18.27
Total:	429	$86,002,538.47	100.00%

Minimum: 1.000

Maximum: 2.000

Weighted Average: 1.186

Collateral Characteristics (continued)
Collateral characteristics are listed below as of the Cut-off Date
Maximum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
5.001 - 5.500	2	$465,435.80	0.54%
7.501 - 8.000	1	207,213.38	0.24
8.501 - 9.000	3	424,044.53	0.49
9.001 - 9.500	10	2,081,175.36	2.42
9.501 - 10.000	18	3,220,779.44	3.74
10.001 - 10.500	19	3,606,389.79	4.19
10.501 - 11.000	14	3,187,161.24	3.71
11.001 - 11.500	11	3,447,499.45	4.01
11.501 - 12.000	11	1,960,999.93	2.28
12.001 - 12.500	16	4,143,685.37	4.82
12.501 - 13.000	25	5,614,779.34	6.53
13.001 - 13.500	37	9,640,796.48	11.21
13.501 - 14.000	52	13,284,860.68	15.45
14.001 - 14.500	37	9,229,306.40	10.73
14.501 - 15.000	48	10,198,136.70	11.86
15.001 - 15.500	28	4,762,844.49	5.54
15.501 - 16.000	46	4,888,320.22	5.68
16.001 - 16.500	14	1,738,085.02	2.02
16.501 - 17.000	17	2,457,794.15	2.86
17.001 - 17.500	9	666,574.04	0.78
17.501 - 18.000	7	558,278.57	0.65
18.001 - 18.500	1	114,369.38	0.13
18.501 - 19.000	1	33,976.93	0.04
19.001 - 19.500	2	70,031.78	0.08
Total:	429	$86,002,538.47	100.00%

Minimum: 5.375

Maximum: 19.500

Weighted Average: 13.439

Collateral Characteristics (continued)
Collateral characteristics are listed below as of the Cut-off Date
Floor
(%)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
0.001 - 2.500	18	$4,317,483.12	5.02%
2.501 - 3.000	52	9,954,281.64	11.57
3.001 - 3.500	3	863,573.57	1.00
3.501 - 4.000	9	1,794,034.16	2.09
4.001 - 4.500	3	687,382.25	0.80
4.501 - 5.000	14	2,580,879.05	3.00
5.001 - 5.500	8	2,430,325.29	2.83
5.501 - 6.000	12	2,467,101.86	2.87
6.001 - 6.500	30	7,806,037.76	9.08
6.501 - 7.000	55	13,733,011.94	15.97
7.001 - 7.500	44	10,282,755.12	11.96
7.501 - 8.000	50	11,412,799.86	13.27
8.001 - 8.500	33	6,244,522.30	7.26
8.501 - 9.000	27	3,429,972.43	3.99
9.001 - 9.500	15	1,731,959.38	2.01
9.501 - 10.000	28	3,512,916.29	4.08
10.001 - 10.500	8	912,033.16	1.06
10.501 - 11.000	11	1,034,896.50	1.20
11.001 - 11.500	3	244,294.70	0.28
11.501 - 12.000	3	377,876.93	0.44
12.001 - 12.500	1	114,369.38	0.13
13.001 - 13.500	2	70,031.78	0.08
Total:	429	$86,002,538.47	100.00%

Minimum: 2.125

Maximum: 13.500

Weighted Average: 6.508

Collateral Characteristics (continued)
Collateral characteristics are listed below as of the Cut-off Date
Months to Next Rate Adjustment Date*
	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
0.001 - 6.000	22	$4,027,101.57	4.68%
6.001 - 12.000	37	5,358,354.86	6.23
12.001 - 18.000	124	24,286,501.39	28.24
18.001 - 24.000	145	32,128,129.54	37.36
24.001 - 30.000	10	2,214,967.98	2.58
30.001 - 36.000	31	6,338,361.56	7.37
36.001 - 42.000	1	131,746.91	0.15
42.001 - 48.000	32	6,446,036.30	7.50
48.001 - 54.000	6	1,346,027.04	1.57
54.001 - 60.000	1	135,770.84	0.16
60.001 - 66.000	5	1,004,075.82	1.17
66.001 - 72.000	14	2,403,499.33	2.79
72.001 - 78.000	1	181,965.33	0.21
Total:	429	$86,002,538.47	100.00%

Weighted Average Months to Next Rate Adjustment: 23*

*Calculated as of the Cut-Off Date.

Contacts

MBS Trading	Matt Ziffer	(212) 526-8315
	Kevin Portnoy	(212) 526-8315

MBS Banking	Stan Labanowski	(212) 526-6211
	Mary Stone	(212) 526-9606
	Nick Stimola	(212) 526-0212